Exhibit 1.01

MERCADOLIBRE, INC.

16,077,185 Shares of Common Stock

Underwriting Agreement

August     , 2007

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
As Representatives of the
several Underwriters listed
in Schedule I hereto

c/o	J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10172

and

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

MercadoLibre, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company named in Schedule II hereto (the “Selling Stockholders” and, together with the Company, the “Sellers”) propose to sell to the several Underwriters (the “Underwriters”) listed in Schedule I to this Agreement (this “Agreement”), for whom you are acting as representatives (the “Representatives”), an aggregate of 16,077,185 shares (the “Underwritten Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Of the Underwritten Shares, 2,608,696 are being sold by the Company and 13,468,489 by the Selling Stockholders.

In addition, the Company and the Selling Stockholders propose to grant to the Underwriters an option to purchase up to an aggregate of 2,411,577 additional common shares of the Common Stock on the terms set forth in Section 2 of this Agreement (the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to collectively as the “Shares.”

The Selling Stockholders consists of (i) the Selling Stockholders named on Schedule II-A hereto (each a “Selling Stockholder I”) and (ii) the Selling Stockholders named on Schedule II-B hereto (each a “Selling Stockholder II”).

The Sellers hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-142880) including a prospectus, relating to the Shares. Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430A Information”), is referred to herein as the “Registration Statement;” and as used herein, the term “Preliminary Prospectus” means the prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act that omits Rule 430 information, any prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430A Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

At or prior to             p.m. (New York City time) on the date of this Agreement (the “Time of Sale”), the Company had prepared the following information: a Preliminary Prospectus dated July 27, 2007, and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A-1 hereto, (collectively with the pricing information set forth on Annex A-2, the “Time of Sale Information”).

2. Purchase of the Shares by the Underwriters. (a) The Company agrees to issue and sell, and each of the Selling Stockholders agrees, severally and not jointly, to sell the Underwritten Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Sellers at a purchase price per share of $             (the “Purchase Price”) the number of Underwritten Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Shares to be sold by each Seller as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Underwritten Shares to be purchased by all Underwriters from all of the Sellers hereunder. The public offering price of the Shares is not in excess of the price recommended by Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting as a “qualified independent underwriter” within the meaning of Rule 2720 of the Rules of Conduct of the National Association of Securities Dealers, Inc.

In addition, the Company agrees to issue and sell, and the Selling Stockholders, as and to the extent indicated in Schedule II hereto agree, severally and not jointly, to sell, the Option Shares to the Underwriters, and the Underwriters shall have the option to purchase at their election up to 2,411,577 Option Shares at the Purchase Price. The Underwriters, on the basis of the representations and warranties and agreements herein contained and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Sellers at the Purchase Price that portion of the number of Option Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Option Shares by a fraction the numerator of which is the maximum number of Option Shares which such Underwriter is entitled to purchase and the denominator of which is the maximum number of Option Shares which all of the Underwriters are entitled to purchase hereunder. Any such election to purchase Option Shares shall be made in proportion to the maximum number of Option Shares to be sold by each Seller as set forth in Schedule II hereto.

The Underwriters may exercise the option to purchase the Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company and the Attorneys-in-Fact (as defined below). Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 12 or Section 13 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b) The Sellers understand that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Shares on the terms set forth in the Prospectus. The Sellers acknowledge and agree that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter.

(c) Payment for the Shares shall be made by wire transfer in immediately available funds to the accounts specified by the Company and the Attorneys-in-Fact to the Representatives in the case of the Underwritten Shares, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York at 10:00 A.M., New York City time, on August         , 2007, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company and the Attorneys-in-Fact may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date” and any time and any date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

Payment for the Shares to be purchased on the Closing Date or any Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date in definitive form registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or such Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the Shares duly paid by the Sellers. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the offices or other place determined as set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or such Additional Closing Date, as the case may be.

(d) Each of the Sellers acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Sellers with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Stockholders or any other person. Additionally, neither of the Representatives nor any other Underwriter is advising the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Sellers shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to any of the Sellers for any alleged breach of fiduciary duty with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of any of the Sellers.

3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act.

(b) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection 9 (d)). No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(c) Issuer Free Writing Prospectus. Other than the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not used, authorized, approved or referred to and will not use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A-1 hereto and other written communications approved in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Time of Sale Information did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection 9 (d)).

(d) Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection 9 (d)).

(e) Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries and of the DeRemate Operations, in each case, included in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly the financial position of the Company and its subsidiaries and of the DeRemate Operations, respectively, as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the other financial information of the Company and its subsidiaries included in the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

(f) No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement, the Time of Sale Information and the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole, and (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, except in each of (i) and (ii), as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus.

(g) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing as a corporation or other entity, as the case may be, and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or materially and adversely affect the ability of the Company to perform its obligations under this Agreement (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any equity interest in any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement. The subsidiaries listed in Schedule III to this Agreement are the only significant subsidiaries of the Company.

(h) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Capitalization;” all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Time of Sale Information and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the

Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(i) Due Authorization. The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(j) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(k) The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for in accordance with the terms provided herein, will be duly and validly issued and will be fully paid and nonassessable and will conform to the descriptions thereof in the Time of Sale Information and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

(l) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws (including estatutos sociales and estatutos sociais) or similar constitutive or organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(m) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale by the Company of the Shares and the consummation by the Company of the other transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (including estatutos sociales and estatutos sociais) or similar constitutive or organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

(n) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale by the Company of the Shares and the consummation by the Company of the other transactions contemplated hereby, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the National Association of Securities Dealers, Inc. (the “NASD”) and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

(o) Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; no such investigations, actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus.

(p) Independent Accountants. Price Waterhouse & Co. S.R.L., a member of PricewaterhouseCoopers LLP, who has certified certain financial statements of the DeRemate Operations and of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the DeRemate Operations and Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act.

(q) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not, individually or in the aggregate, have a Material Adverse Effect.

(r) Title to Intellectual Property. Except as disclosed in the Registration Statement, Time of Sale Information and the Prospectus: (i) the Company and its subsidiaries own or possess adequate rights to use all material uniform resource locators (URLs), patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) material for the conduct of their respective businesses as they are currently conducted (collectively, “Intellectual Property”); (ii) there are no third parties who have established or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus and the Prospectus disclose is licensed to the Company; (iii) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or its subsidiaries’ rights in or to any Intellectual Property, and the Company or any of its subsidiaries is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Company or any of its subsidiaries is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vi) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes or otherwise violates any patent, trademark, tradename, service mark, copyright, trade secret or other proprietary rights of others, and the Company or any of its subsidiaries is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vii) the Company and its subsidiaries have complied in all material respects with the terms of any agreement pursuant to which Intellectual Property has been licensed to the Company or any of its subsidiaries, and all such agreements that are material for the conduct of their respective businesses as they are currently conducted are in full force and effect; and (viii) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property.

(s) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.

(t) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds therefrom as described in the Registration Statement, the Time of Sale Information and the Prospectus, will not, be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(u) Taxes. Except as described in the Registration Statement, Time of Sale Information and Prospectus, the Company and its subsidiaries have paid all material federal, state, local and foreign taxes and filed all material tax returns required to be paid or filed through the date hereof, except for any taxes (i) for which an extension has been obtained or (ii) which are being contested in good faith and by appropriate proceedings (provided adequate reserves have been provided for such taxes); and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(v) Stamp Taxes. There is no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid by or on behalf of the Underwriters in connection with the execution, delivery and enforcement of this Agreement or the issuance, offer or sale by the Company of its Shares.

(w) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Time of Sale Information, and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(x) No Labor Disputes. Neither the Company nor any of its subsidiaries is engaged in any illegal labor practice, except as would not, individually or in the aggregate, have a Material Adverse Effect. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(y) Compliance With Environmental Laws. (i) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (x) and (y) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

(z) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(aa) Insurance. The Company and its subsidiaries have insurance against such losses and risks as the Company reasonably believes is prudent for companies engaged in similar business in similar industries; all policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, directors and officers and employees are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(bb) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(cc) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(dd) Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury; and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ee) Valid Choice of Law. The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Argentina, Brazil and Mexico and will be honored by the courts of these countries, provided, that in the case of Argentina, such laws do not contravene public policy and provided, further, that the decision of a foreign court complies with the requirements of Section 517 of the National Code of Civil and Commercial Procedure of Argentina; the Company has the power to submit, and pursuant to Section 18 of this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any federal or state court in the State of New York, County of New York; and service of process effected in the manner set forth in this Agreement, assuming validity under the laws of the State of New York, will be effective, under the laws of Argentina, Brazil and Mexico to confer valid personal jurisdiction over the Company, provided that, in the case of Argentina, the summons are served by a court officer.

(ff) No Immunity. The Company and its obligations under this Agreement are subject to suit, and neither the Company nor any of its properties or assets has any right of immunity, on any grounds, from any action, suit or proceeding, from the giving of any relief in any action, suit or proceeding, from set-off or counter claim, from the jurisdiction of any Argentinean, Brazilian, Mexican or U.S. federal or New York state court, as the case may be, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter arising out of or relating to this Agreement.

(gg) No Restrictions on Subsidiaries. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(hh) No Requirement to File or Record. To ensure the legality, validity, enforcement or admissibility into evidence in a legal or administrative proceeding in Argentina, Mexico or Brazil of this Agreement, it is not necessary that this Agreement be filed or recorded with any governmental or regulatory authority or court or that any registration tax, stamp duty or similar tax be paid on or in respect of this Agreement other than court costs (including without limitation, filing fees and deposits to guarantee judgment required by a court in Argentina, Brazil or Mexico).

(ii) Exchange Controls. Except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, no exchange control authorization or any other authorization, approval, consent or license of any governmental or regulatory authority or court in Argentina, Brazil or Mexico is required for the payment of any amounts payable to the Underwriters under this Agreement, except that, in the case of Argentina, such payment can only be made by an Argentine resident (x) if such Argentine resident has funds that are freely available outside of Argentina in order to satisfy such payment obligation or (y) to the extent that Argentine law allows the payment in question; and all such payments made to the Underwriters will not be subject to income, withholding or other taxes under laws and regulations of Argentina, Brazil or Mexico, respectively, or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Argentina, Brazil or Mexico, respectively, or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Argentina, Brazil or Mexico, respectively, or any political subdivision or taxing authority thereof or therein.

(jj) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(kk) No Registration Rights. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares to be sold by the Sellers.

(ll) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(mm) Business With Cuba. The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

(nn) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Information and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(oo) Status under the Securities Act. The Company is not an ineligible issuer as defined under the Securities Act, at the times specified in the Securities Act in connection with the offering of the Shares.

4. Representations and Warranties of the Selling Stockholders. (A) Each of the Selling Stockholders, severally and not jointly, represents and warrants to each Underwriter that:

(a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney (the “Power of Attorney”) and the Custody Agreement (the “Custody Agreement”) hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; this Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized (to the extent required to be authorized), executed and delivered by such Selling Stockholder.

(b) No Conflicts. The execution, delivery and performance by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement, the sale of the Shares to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws (including, estatutos sociales and estatutos sociais) or similar constitutive or organizational documents, if any, of such Selling Stockholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except in the case of (i) and (iii) above, for such violations that would not, individually or in the aggregate, have a material adverse effect on the ability of the such Selling Stockholder to perform its obligations hereunder or under the Power of Attorney or the Custody Agreement.

(c) Title to Shares. Such Selling Stockholder has good and valid title to the Shares to be sold at the Closing Date or any Additional Closing Date, as the case may be, by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; such Selling Stockholder will have, immediately prior to the Closing Date or such Additional Closing

Date, as the case may be, good and valid title to the Shares to be sold at the Closing Date or such Additional Closing Date, as the case may be, by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the certificates representing such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters.

(d) No Stabilization. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(e) Jurisdiction. Such Selling Stockholder has the power to submit, and pursuant to Section 18 of this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any federal or state court in the State of New York, County of New York, and has the power to designate, appoint and empower, and pursuant to Section 18 of this Agreement has legally, validly and effectively designated, appointed and empowered, an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York.

(f) Material Information. As of the earlier of the Time of Sale and the execution and delivery of this Agreement, as of the Closing Date and as of the Additional Closing Date, as the case may be, the sale of the Shares by such Selling Stockholder is not and will not be prompted by any material information concerning the Company which is not set forth in the Registration Statement, the Time of Sale Information or the Prospectus.

(g) Custody Agreement and Power of Attorney. Certificates or book entries in negotiable form representing all of the Shares to be sold by such Selling Stockholders hereunder have been placed in custody under a Custody Agreement relating to such Shares, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to The Bank of New York, as custodian (the “Custodian”), and that such Selling Stockholder has duly executed and delivered Powers of Attorney, in the form heretofore furnished to you, appointing the person or persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder’s Attorneys-in-fact (the “Attorneys-in-Fact” or any one of them the “Attorney-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided herein, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

(h) Broker Dealer and NASD. Except as otherwise disclosed to the Company in writing, neither such Selling Stockholder nor any of its affiliates is (i) required to register as a “broker” or “dealer” in accordance with the provisions of the Securities Exchange Act of 1934 or the regulations promulgated thereunder or (ii) a person associated with a member of the NASD (within the meaning of Article I of the Bylaws of the NASD).

(i) Ordinary Course of Business. Such Selling Stockholder purchased the Shares in the ordinary course of its business. At the time of the purchase of the Shares, such Selling Stockholder had no arrangement or understanding, directly or indirectly, with any person, or any intent, to distribute the Shares.

Each of the Selling Stockholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement, are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Stockholders specifically agrees that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing such Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

(B) Each of the Selling Stockholders I, severally and not jointly, represents and warrants to each Underwriter that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and the Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act.

(b) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such Selling Stockholder I makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection 9 (d)). No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(c) Issuer Free Writing Prospectus. Other than the Preliminary Prospectus and the Prospectus, such Selling Stockholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not used, authorized, approved or referred to and will not use, authorize, approve or refer to any Issuer Free Writing Prospectus other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A-1 hereto and other written communications approved in writing in advance by the Company and the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such Selling Stockholder I makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection 9 (d)).

(d) Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or, to the knowledge of such Selling Stockholder I, threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such Selling Stockholder I makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection 9 (d)).

(e) Stamp Taxes. There is no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid by or on behalf of the Underwriters in connection with the execution, delivery and enforcement of this Agreement or the offer or sale by the Selling Stockholder of their Shares.

(f) Valid Choice of Law. The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Argentina, Brazil and Mexico and will be honored by the courts of these countries; such Selling Stockholder I has the power to submit, and pursuant to Section 18 of this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any federal or state court in the State of New York, County of New York; and service of process effected in the manner set forth in this Agreement, assuming validity under the laws of the State of New York, will be effective, under the laws of Argentina, Brazil and Mexico to confer valid personal jurisdiction over such Selling Stockholder I.

(g) No Immunity. Such Selling Stockholder I and its respective obligations under this Agreement are subject to suit, and neither such Selling Stockholder I nor any of its properties or assets has any right of immunity, on any grounds, from any action, suit or proceeding, from the giving of any relief in any action, suit or proceeding, from set-off or counter claim, from the jurisdiction of any Argentinean, Brazilian, Mexican or U.S. federal or New York state court, as the case may be from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter arising out of or relating to this Agreement.

(h) No Requirement to File or Record. To ensure the legality, validity, enforcement or admissibility into evidence in a legal or administrative proceeding in Argentina, Mexico or Brazil of this Agreement, it is not necessary that this Agreement be filed or recorded with any governmental or regulatory authority or court or that any registration tax, stamp duty or similar tax be paid on or in respect of this Agreement other than court costs (including without limitation, filing fees and deposits to guarantee judgment required by a court in Argentina, Brazil or Mexico).

(i) Exchange Controls. Except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, no exchange control authorization or any other authorization, approval, consent or license of any governmental or regulatory authority or court in Argentina, Brazil or Mexico is required for the payment of any amounts payable to the Underwriters under this Agreement, and all such payments made to the Underwriters will not be subject to income, withholding or other taxes under laws and regulations of Argentina, Brazil or Mexico, respectively, or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Argentina, Brazil or Mexico, respectively, or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Argentina, Brazil or Mexico, respectively, or any political subdivision or taxing authority thereof or therein.

(C) Each of the Selling Stockholders II, severally and not jointly, represents and warrants to each Underwriter that:

(a) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty is limited to statements made in reliance upon and in conformity with the information furnished by such Selling Stockholder II expressly for use in the Time of Sale Information. For purposes of this Agreement, the parties hereto agree that the only information furnished by such Selling Stockholder II is the information relating to such Selling Stockholder II set forth under the captions “Principal stockholders” and “Selling stockholders.”

(b) Issuer Free Writing Prospectus. Other than the Preliminary Prospectus and the Prospectus, such Selling Stockholder II (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A-1 hereto and other written communications approved in advance by the Representatives. Each such Issuer Free Writing Prospectus, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty is limited to statements made in reliance upon and in conformity with the information furnished by such Selling Stockholder II expressly for use in such Issuer Free Writing Prospectus. For purposes of this Agreement, the parties hereto agree that the only information furnished by such Selling Stockholder II is the information relating to such Selling Stockholder II set forth under the captions “Principal stockholders” and “Selling stockholders.”

(c) Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty is limited to statements made in reliance upon and in conformity with the information furnished by such Selling Stockholder II expressly for use in each of the Registration Statement and the Prospectus. For purposes of this Agreement, the parties hereto agree that the only information furnished by such Selling Stockholder II is the information relating to such Selling Stockholder II set forth under the captions “Principal stockholders” and “Selling stockholders.”

5. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act and will promptly furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in such quantities as the Representatives may reasonably request.

(b) Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably objects.

(d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and

(vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will use its best efforts to obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.

(f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h) Clear Market. For a period of 180 days after the date of the initial public offering of the Shares, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (A) the Shares to be sold hereunder, (B) the issued and outstanding shares of capital stock of the Company to be converted into Common Stock at the Closing Date, (C) any securities convertible into shares of Common Stock under existing employee stock option plans and (D) any shares of Common Stock of the Company issued upon the exercise of options granted under existing employee stock option plans; provided, however, that, in the case of (C) and (D) prior to such issuance of securities each recipient shall have executed and delivered to the Representatives and agreement substantially in the form of Exhibit A. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Use of Proceeds.”

(j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(k) Exchange Listing. The Company will use its best efforts to list for quotation the Shares on the National Association of Securities Dealers Automated Quotations Global Market (the “Nasdaq Global Market”).

(l) Reports. For a period of three (3) years from the date hereof, so long as the Shares are outstanding, the Company will furnish to the Representatives, as soon as practicable, copies of all reports or other communications (financial or other) furnished to holders of the Shares that are not publicly furnished to or filed with the Commission.

(m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n) Filings. The Company will file with the Commission such information as may be required by Rule 463 under the Securities Act.

(o) Disclosure Controls. The Company and its subsidiaries shall maintain systems of disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(p) Payments. The Company will pay all payments under this Agreement without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever, unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company will pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction will equal the amounts that would have been received if no withholding or deduction has been made. The Company will indemnify and hold harmless the Underwriters against any documentary, stamp, sales, transaction or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Shares and on the execution and delivery of this Agreement.

6. Further Agreements of the Selling Stockholders. Each of the Selling Stockholders covenants and agrees with each Underwriter that:

(a) Tax Form. It will deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

(b) Payments. The Selling Stockholders will pay all payments under this Agreement without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever, unless such Selling Stockholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, such Selling Stockholder will pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction will equal the amounts that would have been received if no withholding or deduction has been made. The Selling Stockholders will indemnify and hold harmless the Underwriters against any documentary, stamp, sales, transaction or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Shares and on the execution and delivery of this Agreement.

(c) Marital Consent. The Selling Stockholders I who are Argentinean nationals and have spouses shall obtain the consent of their respective spouses for the sale of their Shares in accordance with the provisions of Article 1277 of the Argentine Civil Code.

7. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by such Underwriters, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433 (other than a free writing prospectus permitted under clause (b) of this Section), (ii) any Issuer Free Writing Prospectus listed on Annex A-1 or prepared pursuant to Section 3(c) or Section 4(c) above, or (iii) any free writing prospectus prepared by such Underwriters and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriters Free Writing Prospectus”);

(b) It has not and will not, without the prior consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that the Underwriters may use a term sheet substantially in the form of Annex B hereto without the consent of the Company;

(c) It will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act;

(d) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period);

(e) It has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activities (within the meaning of section 21 of the Financial Services and Markets Act 2000 (as amended), or FSMA) to persons who have professional experience in matters relating to investment falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 or in circumstances in which section 21 of FSMA does not apply to the Company; and

(f) It has complied with, and will comply with all applicable provisions of FSMA with respect to anything done by it in relation to the Shares in, from or otherwise involving the United Kindgdom.

8. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and each of the Selling Stockholders of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Representations and Warranties. The respective representations and warranties of each of the Sellers contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the applicable Additional Closing Date, as the case may be; and the statements of the Company and its officers and of each of the Selling Stockholders made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or such Additional Closing Date, as the case may be.

(c) No Material Adverse Change. No event or condition of a type described in Section 3 (f) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the applicable Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(d) Officer’s Certificate of the Company. The Representatives shall have received on and as of the Closing Date or the applicable Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the knowledge of such officers, the representations of the Company set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (iii) to the effect set forth in paragraphs (a) and (c) above.

(e) Officer’s Certificate of Selling Stockholders. The Representatives shall have received on and as of the Closing Date or the applicable Additional Closing Date, as the case may be, a certificate of each of the Selling Stockholders (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Stockholders), in form and substance reasonably satisfactory to the Representatives,

(A) confirming that the representations of each such Selling Stockholder set forth in Sections 4(B)(b), 4(B)(c) and 4(B)(d) with respect to Selling Stockholders I or Sections 4(C)(a), 4(C)(b) and 4(C)(c) with respect to Selling Stockholders II, as the case may be, are true and correct, (B) confirming that the other representations and warranties of each such Selling Stockholder in this agreement are true and correct and that the each such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (C) if applicable, confirming that the marital consent set forth in Section 6(d) hereof has been obtained.

(f) Comfort Letters. On the date of this Agreement and on the Closing Date or any Additional Closing Date, as the case may be, Price Waterhouse & Co. S.R.L., member firm of PricewaterhouseCoopers LLP, shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Information and the Prospectus; provided, that the letter delivered on the Closing Date or such Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to the Closing Date or such Additional Closing Date, as the case may be.

(g) Opinion and 10b-5 Statement of U.S. Counsel for the Company. Hunton & Williams LLP, U.S., counsel for the Company and the Selling Stockholders I, shall have furnished to the Representatives, at the request of the Company and the Selling Stockholders I, its written opinion and 10b-5 statement, dated the Closing Date or the applicable Additional Closing Date, as the case may be and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex B-1 and Annex B-2 hereto, respectively.

(h) Opinions and 10b-5 Statements of Argentinean, Brazilian and Mexican Counsel for the Company. The Company shall have furnished to the Representatives written opinions of local counsel for each of Argentina, Brazil and Mexico, and a written 10b-5 statement of local counsel for Argentina, in each case, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex C.

(i) Opinion of U.S. Counsel for Flatiron Associates II LLC, Flatiron Associates LLC, J.P. Morgan Partners (BHCA), L.P. and The Flatiron Funds LLC. O’Melveny & Myers LLP, U.S. counsel for each of Flatiron Associates II LLC, Flatiron Associates LLC, J.P. Morgan Partners (BHCA), L.P. and The Flatiron Funds LLC, shall have furnished to the Representatives, an opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex D hereto.

(j) Opinion of U.S. Counsel for GS Capital Partners III Offshore, L.P. and GS Capital Partners III, L.P. Proskauer Rose LLP, U.S. counsel for each of GS Capital Partners III Offshore, L.P. and GS Capital Partners III, L.P., shall have furnished to the Representatives, an opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex E hereto.

(k) Opinion of Cayman Counsel for GS Capital Partners III Offshore, L.P. Maples and Calder, Cayman counsel for GS Capital Partners III Offshore, L.P. shall have furnished to the Representatives, an opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex F hereto.

(l) Opinion of U.S. Counsel for HMTF-LA (MercadoLibre) Investments LLC. Cadwalader, Wickersham & Taft LLP, U.S. counsel for HMTF-LA (MercadoLibre) Investments LLC, shall have furnished to the Representatives, an opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex G hereto.

(m) Opinion of Counsel for the Underwriters. The Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(n) No Legal Impediment to Issuance or Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the applicable Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or such Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(o) Good Standing. The Representatives shall have received on and as of the Closing Date or the applicable Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company in its jurisdiction of organization, in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdiction.

(p) Exchange Listing. The Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the Nasdaq Global Market, subject to official notice of issuance.

(q) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you, on one hand, each of the directors and officers of the Company and each of the Selling Stockholders, on the other hand, relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or the applicable Additional Closing Date, as the case may be.

(r) Additional Documents. On or prior to the Closing Date or the applicable Additional Closing Date, as the case may be, the Sellers shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

9. Indemnification and Contribution.

(a) Indemnification of the Underwriters by the Company and the Selling Stockholders I. The Company and the Selling Stockholders I, jointly and severally, agree to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, and “Underwriter Indemnified Person”), from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (d) below); provided, however, that the provisions of this subsection (a) shall only apply to such Selling Stockholder I in the event that (i) an Underwriter Indemnified Person shall obtain a final non-appealable judicial judgment, order or decree against the Company for amounts payable by the Company to such Underwriter Indemnified Person pursuant to this Section 9 which judgment remains unstayed, unsatisfied and undischarged for a period of 90 days or more or (ii) a final, non-appealable judicial judgment, order or decree shall be entered against any Underwriter Indemnified Person with respect to which such Underwriter Indemnified Person is entitled to indemnity by or contribution from the Company pursuant to this Section 9 or such Underwriter Indemnified Person shall have entered into any settlement agreement with respect to any action or proceeding for which such Underwriter Indemnified Person is entitled to indemnity by or contribution from the Company pursuant to this Section 9 and such Underwriter Indemnified Person shall have made a demand upon the Company to satisfy the obligations with respect to such judgment or settlement, as the case may be, which demand remains unsatisfied for a period of 90 days or more.

The Company and the Selling Stockholders I, jointly and severally, also agree to indemnify and hold harmless, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), its affiliates, directors and officers and each person, if any, who controls Merrill Lynch within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities incurred as a result of Merrill Lynch’s participation as a “qualified independent underwriter” within the meaning of the Rules of Conduct of the National Association of Securities Dealers, Inc. in connection with the offering of the Shares; provided, however, that the provisions of this subsection (a) shall only apply to such Selling Stockholder I in the event that (i) an Underwriter Indemnified Person shall obtain a final non-appealable judicial judgment, order or decree against the Company for amounts payable by the Company to such Underwriter Indemnified Person pursuant to this Section 9 which judgment remains unstayed, unsatisfied and undischarged for a period of 90 days or more or (ii) a final, non-appealable judicial judgment, order or decree shall be entered against any Underwriter Indemnified Person with respect to which such Underwriter Indemnified Person is entitled to indemnity by or contribution from the Company pursuant to this Section 9 or such Underwriter Indemnified Person shall have entered into any settlement agreement with respect to any action or proceeding for which such Underwriter Indemnified Person is entitled to indemnity by or contribution from the Company pursuant to this Section 9 and such Underwriter Indemnified Person shall have made a demand upon the Company to satisfy the obligations with respect to such judgment or settlement, as the case may be, which demand remains unsatisfied for a period of 90 days or more.

The Selling Stockholders I will not be liable under this Section 9(a) to make any indemnification in excess of the amount received directly or indirectly by such Selling Stockholder I pursuant to the sale of Shares (after deducting the underwriting discount but before deducting expenses).

(b) Indemnification of the Underwriters by the Selling Stockholders II. Each of the Selling Stockholders II severally in proportion to the number of Shares to be sold by such Selling Stockholder II hereunder and not jointly agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, in each case solely insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission is made in reliance upon and in conformity with any information relating to such Selling Stockholder II furnished to the Company by such Selling Stockholder II through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by such Selling Stockholder II is the information relating to such Selling Stockholder II set forth under the captions “Principal stockholders” and “Selling stockholders.”

Each Selling Stockholder II severally in proportion to the number of Shares to be sold by such Selling Stockholder II hereunder and not jointly also agrees to indemnify and hold harmless Merrill Lynch, its affiliates, directors and officers and each person, if any, who controls Merrill Lynch within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities incurred as a result of Merrill Lynch’s participation as a “qualified independent underwriter” within the meaning of the Rules of Conduct of the National Association of Securities Dealers, Inc. in connection with the offering of the Shares.

No Selling Stockholder II will be liable under this Section 9(b) to make any indemnification in excess of the amount received directly or indirectly by such Selling Stockholder II pursuant to the sale of Shares (after deducting the underwriting discount but before deducting expenses).

(c) Indemnification of the Sellers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of the Selling Stockholders to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting” and the information contained in the thirteenth, fourteenth and fifteenth paragraphs under the caption “Underwriting.”

(d) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary or (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred; provided, however that if indemnity may be sought pursuant to the second paragraph of Section 9(a) or 9(b) above in respect of such proceeding, then in addition to such separate firm of the Underwriters, their affiliates and such control persons of the Underwriters the indemnifying party shall be liable for the fees and expenses of not more than one separate firm (in addition to any local counsel) for Merrill Lynch in its capacity as a “qualified independent underwriter”, its affiliates and all persons, if any, who control Merrill Lynch within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities Inc., any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholders shall be designated in writing by the Attorney-in-Fact. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e) Contribution. If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such

Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers, on the one hand, and the Underwriters or Merrill Lynch in its capacity as a “qualified independent underwriter,” as the case may be, on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Sellers, on the one hand, and the Underwriters or Merrill Lynch in its capacity as a “qualified independent underwriter,” as the case may be, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers, on the one hand, and the Underwriters or Merrill Lynch in its capacity as a “qualified independent underwriter,” as the case may be, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and each Selling Stockholder from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, or the fee to be received by Merrill Lynch in its capacity as a “qualified independent underwriter,” as the case may be,-bear to the aggregate offering price of the Shares. The relative fault of the Company and each Selling Stockholder, on the one hand, and the Underwriters or Merrill Lynch in its capacity as a “qualified independent underwriter,” as the case may be, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters or Merrill Lynch in its capacity as a “qualified independent underwriter,” as the case may be, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) Limitation on Liability. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Selling Stockholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint.

(h) Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

10. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties.

11. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Sellers, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Market, the National Association of Securities Dealers, Inc.; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the applicable Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus; or (v) the representation in Section 3(b) is incorrect in any respect.

12. Defaulting Underwriters. (a) If, on the Closing Date or the applicable Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Sellers on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Sellers shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Sellers may postpone the Closing Date or such Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholders or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section 12, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Sellers as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or such Additional Closing Date, as the case may be, does not exceed 10% of the aggregate number of Shares to be purchased on such date, then the Sellers shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Sellers as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or such Additional Closing Date, as the case may be, exceeds 10% of the aggregate amount of Shares to be purchased on such date, or if the Sellers shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Sellers, except that the provisions of Section 9 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Stockholders or any non-defaulting Underwriter for damages caused by its default.

13. Default by one or more of the Selling Stockholders or the Company. (a) If a Selling Stockholder shall fail at the Closing Date or at an Additional Closing Date to sell and deliver the number of Shares which such Selling Stockholder or Selling Stockholders are obligated to sell hereunder, and the remaining Selling Stockholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Stockholders as set forth in Schedule II hereto, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Stockholders, either (i) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 3, 4, 9, 14 and 15 shall remain in full force and effect or (ii) elect to purchase the Shares which the non-defaulting Selling Stockholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 13 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

In the event of a default by any Selling Stockholder as referred to in this Section 13, each of the Representatives, and the Company and the non-defaulting Selling Stockholders shall have the right to postpone the Closing Date or an Additional Closing Date for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

(b) If the Company shall fail at Closing Date or an Additional Closing Date to sell the number of Shares that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 3, 4, 9, 14 and 15 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

14. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing this Agreement; (iv) the fees and expenses of the Company’s and the Selling Stockholders I’s counsel and the Company’s independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representatives may reasonably designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with, and the clearance of the offering by, the NASD; (viii) all expenses incurred by officers and employees of the Company in connection with any “road show” presentation to potential investors; and (ix) all expenses and application fees related to the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and to the listing of the Shares on the Nasdaq Global Market. In addition to the foregoing, the Company will pay to the Underwriters, no later than ten business days after any request from the Underwriters, all out-of-pocket costs and expenses incident to the performance of the Underwriters’ obligations hereunder reasonably incurred and documented, including without limitation (i) the reasonable expenses of Underwriters’ counsel and (ii) the reasonable expenses of the Underwriters in connection with any “road show” presentation to potential investors, up to a maximum amount for all such Underwriters’ costs and expenses of $                    . The amounts payable under this paragraph may be deducted by the Underwriters from the purchase price of the Shares set forth in Section 2.

(b) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Selling Stockholders will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, the fees and expenses of such Selling Stockholder’s counsel and expenses by such Selling Stockholder in connection with any “road show.”

(c) If (i) this Agreement is terminated pursuant to Section 11(ii) or Section 11(v), (ii) this Agreement is terminated pursuant to Section 13 or (iii) the Underwriters decline to purchase the Shares for any reason pursuant to Section 8 of this Agreement, the Sellers agree to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

16. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Stockholders or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholders or the Underwriters.

17. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

18. Jurisdiction and Waiver of Jury Trial. The Company and the Selling Stockholders severally and not jointly, agree that any suit, action or proceeding against the Company or the Selling Stockholders severally and not jointly, brought by any Underwriter, the directors, officers, employees, affiliates and agents of any Underwriter, or by any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any U.S. federal or state court in the Borough of Manhattan, The City of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. Each of the Selling Stockholders has appointed                                 , at its offices located at                                 , as their respective authorized agents (each, as “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein that may be instituted in any U.S. federal or state court in New York City, by any Underwriter, the directors, officers, employees, affiliates and agents of any Underwriter, or by any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. Such appointment shall be irrevocable. Each Selling Stockholder hereby represents and warrants that each of their respective Authorized Agents has accepted such appointment and has agreed to act as said agent for service of process, and each Selling Stockholder agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon a Selling Stockholder’s Authorized Agent shall be deemed, in every respect, effective service of process upon such Selling Stockholder. Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by any Underwriter, the directors, officers, employees, affiliates and agents of any Underwriter, or by any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in any other court of competent jurisdiction. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

20. Miscellaneous.

(a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be binding upon the Underwriters.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to Representatives c/o J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (fax: (212) 622-8358); Attention: Equity Syndicate Desk and c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, North Tower, 4 World Financial Center, 5th Floor, New York, NY 10080 (fax: (212) 449-3208); Attention: Office of General Counsel. Notices to the Company shall be given to it at Tronador 4980, 8th floor, Buenos Aires, C1430DNN, Argentina (fax: +54 11 4545 4744): Attention: Nicolás Szekasy, with a copy to John F. Haley, Esq., Hunton & Williams LLP, 1111 Brickell Avenue, Suite 2500, Miami, Florida 33131, Fax No. (305) 810-1619. Notices to the Selling Stockholders shall be given to the Attorneys-in-Fact at Tronador 4980, 8th floor, Buenos Aires, C1430DNN, Argentina (fax: +54 11 4545 4744): Attention: Nicolás Szekasy, with a copy to John F. Haley, Esq., Hunton & Williams LLP, 1111 Brickell Avenue, Suite 2500, Miami, Florida 33131, Fax No. (305) 810-1619.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Currency. Each reference in this Agreement to U.S. dollars (the “relevant currency”), including by use of the symbol “$,” is of the essence. To the fullest extent permitted by law, the obligation of the Company or any Selling Stockholder in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the business day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company or such Selling Stockholder will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of the Company or any Selling Stockholder not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

(f) Waiver of Immunity. To the extent that the Company or any Selling Stockholder has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company and such Selling Stockholder hereby irrevocably waive and agree not to plead or claim such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(g) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature page follows]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

MERCADOLIBRE, INC.

By:
Name:
Title:

SELLING STOCKHOLDERS

By:
Name:	Marcos Galperin

By:
Name:	Nicolas Szekasy

As Attorneys-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement.

Accepted: August         , 2007

J.P. MORGAN SECURITIES INC.
For itself and on behalf of the several Underwriters listed in Schedule I hereto.

By
Authorized Signatory

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
For itself and on behalf of the several Underwriters listed in Schedule I hereto.

By
Authorized Signatory

STATE OF NEW YORK	)
	)	:SS
COUNTY OF NEW YORK	)

On this      day of August 2007, before me, a notary public within and for said county, personally appeared                     , to me personally known who being duly sworn, did say that he is an Authorized Signatory of MERCADOLIBRE, INC., one of persons described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.

[NOTARIAL SEAL]

STATE OF NEW YORK	)
	)	:SS
COUNTY OF NEW YORK	)

On this      day of August 2007, before me, a notary public within and for said county, personally appeared                     , to me personally known who being duly sworn, did say that he is an Attorneys-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement.

[NOTARIAL SEAL]

STATE OF NEW YORK	)
	)	:SS
COUNTY OF NEW YORK	)

On this      day of August 2007, before me, a notary public within and for said county, personally appeared                     , to me personally known who being duly sworn, did say that he is an Attorneys-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement.

[NOTARIAL SEAL]

STATE OF NEW YORK	)
	)	:SS
COUNTY OF NEW YORK	)

On this      day of August 2007, before me, a notary public within and for said county, personally appeared                     , to me personally known who being duly sworn, did say that he is an Authorized Signatory of J.P. MORGAN SECURITIES INC., one of persons described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.

[NOTARIAL SEAL]

STATE OF NEW YORK	)
	)	:SS
COUNTY OF NEW YORK	)

On this      day of August 2007, before me, a notary public within and for said county, personally appeared                     , to me personally known who being duly sworn, did say that he is an Authorized Signatory of MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, one of persons described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.

[NOTARIAL SEAL]

Schedule I

Underwriters	Number of Underwritten Shares
J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
RBC Capital Markets Corporation
Pacific Crest Securities Inc.

Total	16,077,185

Schedule II

Sellers:	Attorneys-in-Fact	Number of Underwritten Shares:	Number of Option Shares:

Schedule II-A

Selling Stockholders I

Schedule II-B

Selling Stockholders II

Schedule III

List of Significant Subsidiaries of the Company